                                                                January 17, 1996
SPECIAL PORTFOLIOS, INC.

To the Shareholders of the Stock Portfolio:

    Enclosed with this letter is a proxy voting ballot, a Prospectus/Proxy Statement and related information concerning a special meeting of shareholders of the Stock Portfolio (the "Acquired Fund") of Special Portfolios, Inc. to be held on Thursday, February 22, 1996. The purpose of this special meeting is to submit to shareholders of the Acquired Fund a proposal to combine that Fund with and into Fortis Growth Fund, Inc. (the "Acquiring Fund") by means of the reorganization described in the Prospectus/Proxy Statement.

    If the proposed combination of Funds is approved, you will receive Class Z shares of the Acquiring Fund in exchange for your shares of the Acquired Fund. These Class Z shares, like the Acquired Fund shares you now hold, will not be subject to any sales charges or Rule 12b-1 fees. You will receive Acquiring Fund shares having an aggregate net asset value equal to the aggregate net asset value of your Acquired Fund shares at the effective time of the reorganization.

    Fortis Advisers, Inc. acts as the investment adviser, transfer agent, and dividend disbursing agent for both the Acquired Fund and the Acquiring Fund. In addition, the same individuals at Fortis Advisers manage both Funds. As described in the Prospectus/Proxy Statement, the investment advisory and management fee schedule of the Acquiring Fund is the same as that of the Acquired Fund. However, as a result of the larger size of the Acquiring Fund relative to the Acquired Fund, the Acquiring Fund currently pays, and after the reorganization will pay, a lower investment advisory and management fee than the Acquired Fund currently pays.

    At October 31, 1995, the Acquired Fund had net assets of approximately $93 million, while the Acquiring Fund had net assets of approximately $655 million. The Acquired Fund's Board of Directors believes that the proposed combination of Funds is in the best interests of Acquired Fund shareholders because, among other things, it is expected to significantly lower the total expense ratio experienced by such shareholders due to the economies of scale associated with becoming part of a larger Fund, as described at pages 5-7 of the Prospectus/Proxy Statement.

    The Funds have similar investment objectives which seek to provide shareholders with capital appreciation, and substantially similar investment policies and restrictions. The investment objectives, policies and restrictions of the Funds, as well as other important information concerning the proposed combination of the Funds, are described in detail in the Prospectus/Proxy Statement, which you are encouraged to review carefully. If you have any additional questions, please call your registered representative, or the Acquired Fund directly at 1-800-800-2638, Ext. 3012.

    The Acquired Fund's Board of Directors has approved the proposed combination of Funds and recommends it for your approval. I encourage you to vote "FOR" the proposal, and ask that you please send your completed proxy ballot in as soon as possible to help save the cost of additional solicitations. As always, we thank you for your confidence and support.

Sincerely,

 [Signature]
Dean C. Kopperud
PRESIDENT

                                STOCK PORTFOLIO
                         A SEPARATELY MANAGED SERIES OF
                            SPECIAL PORTFOLIOS, INC.
                500 BIELENBERG DRIVE, WOODBURY, MINNESOTA 55125
           MAILING ADDRESS: P.O. BOX 64284, ST. PAUL, MINNESOTA 55164
                                 (800) 738-4000
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 22, 1996
                             ---------------------

                                                                January 17, 1996
To the Shareholders of Stock Portfolio:

    NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Stock Portfolio (the "Acquired Fund"), a separately managed series of Special
Portfolios, Inc. ("Special Portfolios"), will be held at 10:00 a.m., Central time, on Thursday, February 22, 1996, at the offices of Fortis Advisers, Inc., 500 Bielenberg Drive, Woodbury, Minnesota. The purpose of the special meeting is as follows:

    1. To consider and vote on a proposed Agreement and Plan of Reorganization (the "Plan") providing for (a) the acquisition of substantially all of the assets and the assumption of all liabilities of the Acquired Fund by Fortis Growth Fund, Inc. (the "Acquiring Fund"), in exchange for shares of common stock of the Acquiring Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less the liabilities assumed) of the Acquired Fund and (b) the liquidation of the Acquired Fund and the pro rata distribution of the Acquiring Fund shares to Acquired Fund shareholders. Under the Plan, Acquired Fund shareholders will receive Class Z shares of the Acquiring Fund having a net asset value equal as of the effective time of the Plan to the net asset value of their Acquired Fund shares. A vote in favor of the Plan will be considered a vote in favor of an amendment to the articles of incorporation of Special Portfolios required to effect the reorganization contemplated by the Plan.

    2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

    Even if Acquired Fund shareholders vote to approve the Plan, consummation of the Plan is subject to certain other conditions. See "Information About the Reorganization -- Plan of Reorganization" in the attached Prospectus/Proxy Statement.

    THE BOARD OF DIRECTORS OF THE ACQUIRED FUND RECOMMENDS APPROVAL OF THE PLAN.

    The close of business on January 4, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE RESPECTFULLY ASK FOR YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the Prospectus/Proxy Statement in the section entitled "Voting Information."

                                          By Order of the Board of Directors,
                                          MICHAEL J. RADMER
                                          SECRETARY

                           PROSPECTUS/PROXY STATEMENT
                             DATED JANUARY 17, 1996

                          ACQUISITION OF THE ASSETS OF

                                STOCK PORTFOLIO
                         A SEPARATELY MANAGED SERIES OF
                            SPECIAL PORTFOLIOS, INC.
                500 BIELENBERG DRIVE, WOODBURY, MINNESOTA 55125
           MAILING ADDRESS: P.O. BOX 64284, ST. PAUL, MINNESOTA 55164
                                 (800) 738-4000

                        BY AND IN EXCHANGE FOR SHARES OF

                            FORTIS GROWTH FUND, INC.
                500 BIELENBERG DRIVE, WOODBURY, MINNESOTA 55125
           MAILING ADDRESS: P.O. BOX 64284, ST. PAUL, MINNESOTA 55164
                                 (800) 738-4000

    This Prospectus/Proxy Statement is being furnished to the shareholders of Stock Portfolio (the "Acquired Fund"), a separately managed series of Special Portfolios, Inc. ("Special Portfolios"), in connection with a special meeting (the "Meeting") of the shareholders of the Acquired Fund to be held at the offices of Fortis Advisers, Inc., 500 Bielenberg Drive, Woodbury, Minnesota, on Thursday, February 22, 1996, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Prospectus/Proxy Statement is first being mailed to shareholders of the Acquired Fund on or about January 17, 1996. Information concerning the voting rights of each Acquired Fund shareholder is set forth under "Voting Information" below. Representatives of Fortis Advisers, Inc., the investment adviser and manager of the Acquired Fund, or of its affiliates, may, without cost to the Acquired Fund, solicit proxies for management of the Acquired Fund by means of mail, telephone, or personal calls. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending proxy soliciting materials on behalf of the Board of Directors to their principals.

    As set forth in the Notice of Special Meeting of Shareholders, this Prospectus/Proxy Statement relates to a proposed Agreement and Plan of Reorganization (the "Plan") providing for (i) the acquisition of substantially all the assets and the assumption of all liabilities of the Acquired Fund by Fortis Growth Fund, Inc. (the "Acquiring Fund"), in exchange for shares of common stock of the Acquiring Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of the Acquired Fund, and (ii) the liquidation of the Acquired Fund and the pro rata distribution of its holdings of Acquiring Fund shares to Acquired Fund shareholders. The Acquired Fund and the Acquiring Fund are sometimes referred to herein, individually, as a "Fund," or together, as the "Funds." A vote in favor of the Plan will be considered a vote in favor of an amendment to the articles of incorporation of Special Portfolios required to effect the reorganization contemplated by the Plan.

    As a result of the transactions contemplated by the Plan (collectively, the "Reorganization"), each shareholder of the Acquired Fund will receive Class Z shares of the Acquiring Fund having a net asset value equal as of the effective time of the Plan to the net asset value of their Acquired Fund shares. The Reorganization is being structured as a tax-free reorganization so that no income, gain or loss will be recognized by the Acquired Fund or its shareholders as a result thereof (except that the Acquired Fund contemplates that it will make a distribution, immediately prior to the Reorganization, of all of its current year net income and net realized capital gains, if any, not previously distributed, and this distribution will be taxable to Acquired Fund shareholders subject to taxation). The shareholders of the Acquired Fund are being asked to vote on the proposed Plan and Reorganization at the Meeting.

    In addition to the approval of the Plan and Reorganization by Acquired Fund shareholders, the consummation of the Reorganization is subject to certain other conditions. See "Information About the Reorganization -- Plan of Reorganization."

    The Acquired Fund and the Acquiring Fund are both diversified, open-end funds with investment objectives which are similar, in that both seek to provide shareholders with capital appreciation.

    - The primary investment objectives of the Acquired Fund are appreciation of capital and the realization of both long and short-term capital gains. Consistent with such objectives, the Acquired Fund invests in so-called "growth" companies (companies which appear to possess superior potential for appreciation in value). The Acquired Fund may also invest in the securities of companies in cyclical industries when substantial increases in the market value of their securities are foreseen.

    - The Acquiring Fund's investment objective is short and long-term capital appreciation. Current income is only a secondary objective. The Acquiring Fund uses a "growth" philosophy, I.E, it seeks to identify companies whose earnings and revenue growth potential exceed industry averages. Under normal market conditions, it is the intention of this Fund to maintain a median market capitalization for its portfolio of from $1 billion to $5 billion, making it a "mid cap growth fund."

The   similarity  of  these  objectives  is   reflected  in  the  median  market
capitalizations of the Funds. On October 31, 1995, each Fund had a median market capitalization of approximately $2.7 billion.

    The investment policies of the Acquired Fund and the Acquiring Fund also are substantially similar.

    - Each Fund invests primarily in common stocks or securities convertible into common stocks. Occasionally, however, each Fund may invest limited amounts in other types of securities (such as nonconvertible preferred and debt securities).

    - Each Fund may invest up to 10% of its assets in foreign securities.

    - Neither Fund may borrow money.

In addition, both Funds may invest in repurchase agreements and variable amount master demand notes, and may invest up to 5% of total assets in certain illiquid securities. Neither Fund may enter into options, futures or forward contracts. The Funds' investment objectives, policies and restrictions are described and compared in further detail herein under "Information About the Acquired Fund and the Acquiring Fund -- Comparison of Investment Objectives, Policies and Restrictions."

    Fortis Advisers, Inc. ("Advisers") serves as the investment adviser, transfer agent and dividend agent to both the Acquired Fund and the Acquiring Fund. In addition, the same individuals at Advisers manage both Funds.

    This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the proposed Plan and Reorganization and about the Acquiring Fund and its affiliates that each Acquired Fund shareholder should know prior to voting on the proposed Plan and Reorganization.

                           INCORPORATION BY REFERENCE

    The documents listed in items 1, 2 and 4 below, which have been filed with the Securities and Exchange Commission (the "Commission"), are incorporated herein by reference to the extent noted below. A Statement of Additional Information dated January 17, 1996 relating to this Prospectus/ Proxy Statement has been filed with the Commission and is also incorporated by reference into this Prospectus/Proxy Statement. A copy of the Statement of Additional Information, and of each of the documents listed in items 3 through 6 below, is available upon request and without charge by writing to the Acquiring Fund at P.O. Box 64284, St. Paul, Minnesota 55164, or by calling (800) 800-2638, Ext. 3012 or 3014. The documents listed in items 2, 3, 5 and 6 below are incorporated by reference into the Statement of Additional Information and will be provided with any copy of the Statement of Additional Information which is requested. Any documents requested will be sent within one business day of receipt of the request by first class mail or other means designed to ensure equally prompt delivery.

    1. The Prospectus dated January 1, 1996 of the Acquiring Fund is incorporated herein in its entirety by reference, and a copy thereof accompanies this Prospectus/Proxy Statement.

    2. The "Letter to Shareholders" set forth at pages 2-6 of the Acquiring Fund's Annual Report for the fiscal year ended August 31, 1995 is incorporated herein by reference, and a copy of such Annual Report accompanies this Prospectus/Proxy Statement. The entire Annual Report is incorporated by reference in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

    3. The Statement of Additional Information dated January 1, 1996 of the Acquiring Fund is incorporated by reference in its entirety in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

    4. The Prospectus dated March 1, 1995 of the Acquired Fund is incorporated herein in its entirety by reference.

    5. The Statement of Additional Information dated March 1, 1995 of the Acquired Fund is incorporated by reference in its entirety in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

    6. The Annual Report of the Acquired Fund for the fiscal year ended October 31, 1995 is incorporated by reference in its entirety in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

Also accompanying and attached to this Prospectus/Proxy Statement as Exhibit A is a copy of the Plan for the proposed Reorganization.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE  COMMISSION OR ANY  STATE SECURITIES COMMISSION  NOR HAS THE
       SECURITIES AND EXCHANGE  COMMISSION OR  ANY STATE  SECURITIES
            COMMISSION  PASSED UPON THE  ACCURACY OR ADEQUACY OF
                THIS PROSPECTUS. ANY REPRESENTATION TO  THE
                           CONTRARY IS A CRIMINAL OFFENSE.

                                    SUMMARY

    This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement and in the documents incorporated by reference herein, and by reference to the Plan, a copy of which is attached to this Prospectus/Proxy Statement as Exhibit A. Acquired Fund shareholders should review the accompanying documents carefully in connection with their review of this Prospectus/Proxy Statement.

PROPOSED REORGANIZATION

    The Plan provides for (i) the acquisition of substantially all of the assets and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund in exchange for shares of common stock of the Acquiring Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of the Acquired Fund and (ii) the liquidation of the Acquired Fund and the pro rata distribution of its holdings of Acquiring Fund shares to Acquired Fund shareholders as of the effective time of the Reorganization (the close of normal trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Time, on March 1, 1996, or such later date as provided for in the Plan) (such time and date, the "Effective Time"). As a result of the Reorganization, each shareholder of the Acquired Fund will receive Class Z shares of the Acquiring Fund with a net asset value equal to the net asset value of the shareholder's Acquired Fund shares as of the Effective Time. See "Information About the Reorganization."

    For the reasons set forth below under "Information About the Reorganization -- Reasons for the Reorganization," the Board of Directors of the Acquired Fund, including all of the "non-interested" Directors, as that term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), has concluded that the Reorganization would be in the best interests of the shareholders of the Acquired Fund and that the interests of the Acquired Fund's existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. Therefore, the Board of Directors has approved the Reorganization and has submitted the Plan for approval by Acquired Fund shareholders.

    The Board of Directors of the Acquiring Fund has also concluded that the Reorganization would be in the best interests of the Acquiring Fund's existing shareholders and has therefore approved the Reorganization on behalf of the Acquiring Fund.

    Approval of the Plan and Reorganization will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund.

TAX CONSEQUENCES

    Prior to completion of the Reorganization, the Acquired Fund will have received from counsel an opinion that, upon the Reorganization, no gain or loss will be recognized by the Acquired Fund or its shareholders for federal income tax purposes. The holding period and aggregate tax basis of Acquiring Fund shares that are received by each Acquired Fund shareholder will be the same as the holding period and aggregate tax basis of the Acquired Fund shares previously held by such shareholders. In addition, the holding period and tax basis of the assets of the Acquired Fund in the hands of the Acquiring Fund as a result of the Reorganization will be the same as in the hands of the Acquired Fund immediately prior to the Reorganization. See "Information About the Reorganization -- Federal Income Tax Consequences."

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

    The Acquired Fund and the Acquiring Fund are both diversified, open-end funds with investment objectives which are similar, in that both seek to provide shareholders with capital appreciation.

    - The primary investment objectives of the Acquired Fund are appreciation of capital and the realization of both long and short-term capital gains. Consistent with such objectives, the Acquired Fund invests in so-called "growth" companies (companies which appear to possess superior potential for appreciation in value). The Acquired Fund may also invest in the securities of companies in cyclical industries when substantial increases in the market value of their securities are foreseen.

    - The Acquiring Fund's investment objective is short and long-term capital appreciation. Current income is only a secondary objective. The Acquiring Fund uses a "growth" philosophy, I.E., it seeks to identify companies whose earnings and revenue growth potential exceed industry averages. Under normal market conditions, it is the intention of this Fund to maintain a median market capitalization for its portfolio of from $1 billion to $5 billion, making it a "mid cap growth fund."

The  similarity  of  these  objectives   is  reflected  in  the  median   market
capitalizations of the Funds. On October 31, 1995, each Fund had a median market capitalization of approximately $2.7 billion.

    The investment policies of the Acquired Fund and the Acquiring Fund also are substantially similar.

    - Each Fund invests primarily in common stocks or securities convertible into common stocks. Occasionally, however, each Fund may invest limited amounts in other types of securities (such as nonconvertible preferred and debt securities).

    - Each Fund may invest up to 10% of its assets in foreign securities.

    - Neither Fund may borrow money.

In addition, both Funds may invest in repurchase agreements and variable amount master demand notes, and may invest up to 5% of total assets in certain illiquid securities. Neither Fund may enter into options, futures or forward contracts. The Funds' investment objectives, policies and restrictions are described and compared in further detail herein under "Information About the Acquired Fund and the Acquiring Fund -- Comparison of Investment Objectives, Policies and Restrictions."

    The Annual Report of the Acquiring Fund for the fiscal year ended August 31, 1995 and of the Acquired Fund for the fiscal year ended October 31, 1995, referred to on the cover page hereof under "Incorporation by Reference," provide additional information concerning the composition of the respective Funds' assets at the applicable dates.

FEES AND EXPENSES

    ADVISORY FEES. The Acquired Fund and the Acquiring Fund have separate agreements with Advisers pursuant to which they pay Advisers investment advisory and management fees for managing their respective investment portfolios. The investment advisory fees for the two Funds are calculated as a percentage of Fund net assets pursuant to the same schedule, as follows:

                                     ANNUAL INVESTMENT
                                       ADVISORY AND
       AVERAGE NET ASSETS             MANAGEMENT FEE
---------------------------------  ---------------------
For the first $100 million                    1.0%
For the next $150 million                      .8%
For assets over $250 million                   .7%

At October 31, 1995, the Acquired Fund had net assets of approximately $93 million, while the Acquiring Fund had net assets of approximately $655 million. Thus, due to "breakpoints" in the advisory fee schedule and the greater size of the Acquiring Fund, it is anticipated that Acquired Fund shareholders will experience lower advisory fees as a percentage of net assets as a result of the proposed Reorganization. See "Pro Forma Fees and Expenses" below.

    NO SALES CHARGES OR RULE 12B-1 FEES. Acquired Fund shareholders will receive Class Z shares of the Acquiring Fund in the Reorganization. These Class Z shares, like Acquired Fund shares, will not be subject to any front-end or contingent deferred sales charges or to any Rule 12b-1 fees.

    Shares of the Acquired Fund are available to (a) officers, directors, employees, retirees, sales representatives, agents, shareholders, and certain other persons closely identified with Fortis, Inc., Jostens, Inc., The St. Paul Companies, Inc., or the affiliates of any of the foregoing companies; (b) officers and directors of Special Portfolios, and (c) pension, profit sharing, and other retirement plans created for the benefit of any of the foregoing persons. Class Z shares of the Acquiring Fund will be available for investment to (a) officers, directors, employees, retirees, sales representatives, agents, shareholders, and certain other persons closely identified with Fortis, Inc. or its affiliates, (2) officers and directors of the Acquiring Fund, (c) pension, profit sharing, and other retirement plans created for the benefit of any of the foregoing persons, and (d) shareholders of the Acquired Fund on the effective date of the Reorganization. All classes of shares of the Acquiring Fund are subject to certain special purchase plans as described in the accompanying Acquiring Fund Prospectus under the caption "How to Buy Fund Shares -- Special Purchase Plans for all Classes." These include the availability of tax sheltered retirement plans, gifts or transfers to minor children, systematic investment plans, and exchange privileges with other funds managed by Advisers. Shares of the Acquired Fund are subject to substantially similar special purchase plans.

    The Acquiring Fund also offers Class A, B, C and H shares. Information on sales charges and Rule 12b- fees for these share classes is set forth in the accompanying Acquiring Fund prospectus under the caption "How to Buy Fund Shares."

PRO FORMA FEES AND EXPENSES

    The following table is intended to assist Acquired Fund shareholders in understanding the various costs and expenses (expressed as a percentage of average net assets) (i) that such shareholders currently bear as Acquired Fund shareholders (under the "Acquired Fund" column); (ii) that Class Z shareholders of the Acquiring Fund would currently bear were any such shares outstanding (under the "Acquiring Fund" column); and (iii) that such shareholders can expect to bear as Acquiring Fund shareholders after the Reorganization is consummated (under the "Pro Forma" column). The examples set forth below should not be considered representations of past or future expenses or performance, and actual expenses may be greater or less than those shown. The following table reflects actual expenses for the Acquired Fund's fiscal year ended October 31, 1995. Management Fees and Other Expenses for Class Z shares of the Acquiring Fund are based upon the actual expenses of the Acquiring Fund's Class A shares for the fiscal year ended August 31, 1995.

                               FEES AND EXPENSES

                                          ACQUIRED   ACQUIRING FUND
                                            FUND     CLASS Z SHARES   PRO FORMA
                                          --------   --------------   ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on
 Purchases (as a percentage of offering
 price).................................      None             None        None
Maximum Deferred Sales Charge...........      None             None        None
ANNUAL FUND OPERATING EXPENSES (AS A %
 OF AVERAGE NET ASSETS)
Management Fees.........................     1.00%            0.78%       0.77%
Rule 12b-1 Fees.........................     0.00%            0.00%       0.00%
Other Expenses..........................     0.11%            0.10%       0.09%
                                          --------           -----    ---------
Total Fund Operating Expenses...........     1.11%            0.88%       0.86%
EXAMPLE
You would pay the following expenses  on a $1,000 investment over various  time periods  assuming: (1) 5% annual return; and  (2) redemption at the end of each time period:
1 year..................................  $    11    $           9    $      9
3 years.................................  $    35    $          28    $     27
5 years.................................  $    61    $          49    $     48
10 years................................  $   135    $         108    $    106

PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

    Class Z shares of the Acquiring Fund received by Acquired Fund shareholders in the Reorganization will be subject to substantially the same purchase, exchange and redemption procedures that currently apply to Acquired Fund shares. These procedures include the following:

    MINIMUM AND MAXIMUM INVESTMENTS. A minimum initial investment of $500 normally is required. An exception to this minimum (except on telephone or wire orders) is the "Systematic Investment Plan" ($25 per month by "Preauthorized Check Plan" or $50 per month on any other basis). The minimum subsequent investment normally is $50, again subject to the above exceptions.

    INVESTING BY TELEPHONE. An investor's registered representative may make a purchase on behalf of the investor ($500 minimum) by telephoning (612) 738-4000 or (800) 800-2638, Extension 3012. The investor's check and account application must be promptly forwarded so as to be received within three business days. If an investor has a bank account authorization form on file, he or she may purchase $100 - $10,000 worth of shares via telephone through the automated Fortis Information Line.

    INVESTING BY WIRE. A shareholder having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares ($500 minimum) by requesting their bank to transmit immediately available funds (Federal Funds) in the manner described in the accompanying Acquiring Fund Prospectus under the caption "How to Buy Fund Shares -- General Purchase Information."

    INVESTING BY MAIL. In order to invest by mail, an account application must be completed, signed, and sent with a check or other negotiable bank draft, payable to "Fortis Funds," to the address set forth in the applicable Prospectus. Additional purchases may be made at any time by mailing a check or other negotiable bank draft along with a confirmation stub.

    EXCHANGE PRIVILEGE. Except for participants in the Fortis, Inc. 401(k) Plan, shares of both Funds may be exchanged among other funds of the same class managed by Advisers without payment of an exchange fee or additional sales charge. Similarly, shareholders of other Fortis funds may exchange their shares for Fund shares of the same class (at net asset value if the shares to be exchanged have already been subject to a sales charge). A shareholder initiates an exchange by writing to or telephoning his or her broker-dealer, sales representative, or the applicable Fund regarding the shares to be exchanged. Advisers reserves the right to restrict the frequency of -- or otherwise modify, condition, terminate, or impose charges upon -- the exchange privilege, all with 30 days notice to shareholders.

    REDEMPTION. Registered holders of Acquired Fund shares and Class Z Acquiring Fund shares may redeem their shares without any charge at the per share net asset value next determined following receipt by the applicable Fund of a written redemption request in proper form (and a properly endorsed stock certificate if one has been issued). An investor may redeem shares registered in broker-dealer "street name accounts" by contacting the broker-dealer, who must follow the procedures set forth in the applicable Prospectus. An individual shareholder (or, in the case of multiple owners, any shareholder) may orally redeem up to $25,000 worth of their shares, subject to the procedures set forth in the applicable Prospectus. Payment for redeemed shares will be made as soon as possible, but not later than three business days after receipt of a proper redemption request (except in the case of shares recently purchased with non-guaranteed funds, with respect to which mailing of a redemption check may be delayed by fifteen days).

    For additional information concerning purchase, exchange and redemption procedures, see the accompanying Acquiring Fund Prospectus under the captions "How to Buy Fund Shares" and "Redemption."

DIVIDENDS AND DISTRIBUTIONS

    Each Fund pays annual dividends from net investment income and distributes any realized capital gains annually. Dividends and capital gains distributions for each Fund are made in the form of additional shares of the same Fund and, if applicable, the same class (at net asset value) unless the shareholder sends the Fund a written request that either or both be sent to the shareholder. In the case of the Acquiring Fund only, shareholders may also request that dividends and/or capital gains distributions be reinvested (at net asset value) in the same class of another Fortis fund. However, no other Fortis fund currently offers Class Z shares.

CAPITAL STOCK; SHAREHOLDER VOTING RIGHTS

    The Acquired Fund issues a single class of shares. The Acquiring Fund currently offers Class A, Class B, Class C and Class H shares. Class Z shares of the Acquiring Fund will be issued in the Reorganization. No such shares are currently outstanding. Each share of the Acquired Fund and each class of shares of the Acquiring Fund represents interests in the assets of the applicable Fund and has identical voting, dividend, liquidation, and other rights on the same terms and conditions except that expenses related to the distribution of each class of Acquiring Fund shares are borne solely by such class and that each class of Acquiring Fund shares has exclusive voting rights with respect the provisions of such Fund's Rule 12b-1 plan which pertain to that particular class and other matters for which separate class voting is appropriate under applicable law. The Acquiring Fund may offer additional series or classes of shares in the future.

                                  RISK FACTORS

    Because the investment objectives, policies and restrictions of the Acquired Fund and the Acquiring Fund are similar (see "Information About the Acquired Fund and the Acquiring Fund -- Comparison of Investment Objectives, Policies and Restrictions" below), the risks associated with investing in both Funds are similar. Because both Funds invest primarily in common stocks and securities convertible into common stocks, both Funds are subject to market risk -- I.E., the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

    Each Fund may invest up to 10% of its total assets (at the time of investment) in foreign securities. Investing in foreign companies involves certain risks which are not typically associated with investing in the securities of United States issuers. Since the Funds may invest in securities denominated in currencies other than U.S. dollars, and since they may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Moreover, there may be less publicly available information about foreign issuers than about domestic issuers , and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or domestic developments which could affect United States investments in those countries. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. Moreover, certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased and sold. The risk of investing in foreign securities are discussed more fully in the accompanying Acquiring Fund Prospectus under the caption "Investment Objectives and Policies -- Other Investment Practices of the Funds -- Foreign Securities."

    Both Funds also may invest in repurchase agreements and, to a limited extent, in illiquid securities, which involve certain risks as described below under "Information About the Acquired Fund and the Acquiring Fund -- Comparison of Investment Objectives, Policies and Restrictions."

                      INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

    The Board of Directors of both the Acquired Fund and the Acquiring Fund, including all of the "non-interested" directors, has determined that it is advantageous to the respective Funds to combine the Acquired Fund with the Acquiring Fund. As discussed in detail below under "Information About the Acquired Fund and the Acquiring Fund," the Funds have similar investment objectives, policies and restrictions. The Funds also have the same investment adviser (with the same individuals managing both Funds) and the same underwriter, auditors, legal counsel and custodian.

    The Board of Directors of each Fund has determined that the Reorganization is expected to provide certain benefits to its Fund and is in the best interests of such Fund and its shareholders. The Board of Directors of each Fund has also determined that the interests of the existing shareholders of its Fund will not be diluted as a result of the Reorganization. The Boards considered, among other things, the following factors in making such determinations:

        (i) the advantages which may be realized by the Acquired Fund and the Acquiring Fund, consisting of a potentially reduced expense ratio, economies of scale resulting from Fund growth, and facilitation of portfolio management. The Boards noted in this regard that the Acquiring Fund, with its much larger asset base and resulting economies of scale, has a significantly lower expense ratio than does the smaller Acquired Fund, and it is expected that holders of the Acquired Fund will benefit from this lower expense ratio;

        (ii) the tax-free nature of the proposed Reorganization;

       (iii) the terms and conditions of the Plan, including that (a) the exchange of Acquired Fund shares for Acquiring Fund shares will take place on a net asset value basis; and (b) no sales charge will be incurred by Acquired Fund shareholders in connection with their acquisition of Acquiring Fund shares in the Reorganization;

       (iv) the provision of the Plan that expenses of the Reorganization will be allocated between the Acquired Fund and the Acquiring Fund in proportion to their relative net assets at the Effective Time; and

        (v) the fact that Acquired Fund shareholders would continue to have no Rule 12b-1 fees or sales charges and that advisory fees for Acquired Fund shareholders should be reduced as a result of "breakpoints" in the advisory fee schedule and the larger asset base of the Acquiring Fund.

    The Board concluded that the factors noted in (i) through (v) above render the proposed Reorganization fair to and in the best interests of shareholders of the Acquired Fund and the Acquiring Fund.

PLAN OF REORGANIZATION

    The following summary of the proposed Plan and the Reorganization is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, as of the Effective Time, the Acquiring Fund will acquire all or substantially all of the assets and assume all liabilities of the Acquired Fund in exchange for Acquiring Fund shares having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) from the Acquired Fund. Because the Acquired Fund is a separate series within Special Portfolios, for corporate law purposes the transaction is structured as a sale of the assets and assumption of the liabilities allocated to the Acquired Fund in exchange for the issuance of Acquiring Fund shares to the Acquired Fund, followed immediately by the distribution of such Acquiring Fund shares to Acquired Fund shareholders and the cancellation and retirement of outstanding Acquired Fund shares. This distribution of Acquiring Fund shares and cancellation and retirement of outstanding Acquired Fund shares is to be accomplished under the Plan by amending the articles of incorporation of Special Portfolios in the manner provided in the amendment set forth in Exhibit 1 to the Plan attached hereto as Exhibit A.

    Pursuant to the Plan, each holder of shares of the Acquired Fund will receive, at the Effective Time, Class Z shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholder immediately prior to the Effective Time. The net asset value per Acquired Fund share will be computed as of the Effective Time using the valuation procedures set forth in the Fund's articles of incorporation and bylaws and then-current Prospectus and Statement of Additional Information and as may be required by the Investment Company Act. No Class Z Acquiring Fund shares will be outstanding prior to the Reorganization.

    At the Effective Time, the Acquiring Fund will issue to the Acquired Fund, and the Acquired Fund will distribute to the Acquired Fund's shareholders of record, determined as of the Effective Time, the Acquiring Fund Shares issued in exchange for the Acquired Fund assets as described above. All outstanding shares of the Acquired Fund thereupon will be canceled and retired and no additional shares representing interests in the Acquired Fund will be issued thereafter, and the Acquired Fund will be deemed to be liquidated. The distribution of Acquiring Fund shares to former Acquired Fund shareholders will be accomplished by the establishment of accounts on the share records of the Acquiring Fund in the names of Acquired Fund shareholders, each representing the numbers of full and fractional Acquiring Fund Class Z shares due such shareholders.

    The Plan provides that the Class Z Acquiring Fund shares issued in the Reorganization will not be subject to any front-end or deferred sales charges, any Rule 12b-1 distribution fees, or any shareholder servicing fees.

    The Acquired Fund contemplates that it will make a distribution, immediately prior to the Effective Time, of all of its current year net income and net realized capital gains, if any, not previously distributed. This distribution will be taxable to Acquired Fund shareholders subject to taxation.

    The consummation of the Reorganization is subject to the conditions set forth in the Plan, including, among others: (i) approval of the Plan, which includes the related amendment of Special Portfolios' articles of incorporation attached to the Plan, by the shareholders of the Acquired Fund; (ii) the delivery of the opinion of counsel described below under "-- Federal Income Tax Consequences;" (iii) the accuracy as of the Effective Time of the representations and warranties made by the Acquired Fund and the Acquiring Fund in the Plan; and (iv) the delivery of customary closing certificates. See the Plan attached hereto as Exhibit A for a complete listing of the conditions to the consummation of the Reorganization. The Plan may be terminated and the Reorganization abandoned at any time prior to the Effective Time, before or after approval by shareholders of the Acquired Fund, by resolution of the Board of Directors of either the Acquired Fund or the Acquiring Fund, if circumstances should develop that, in the opinion of such Board, make proceeding with the consummation of the Plan and Reorganization not in the best interests of such Fund's shareholders.

    The Plan provides that all expenses incurred in connection with the Reorganization shall be allocated between and borne by the Acquired Fund and the Acquiring Fund in proportion to their relative net assets at the Effective Time and that such expenses, and the allocation thereof, shall be reflected in the calculations of net asset value of the Acquired Fund for purposes of determining the numbers of Acquiring Fund shares to be issued in the Reorganization. The Plan also provides that at or prior to the Effective Time, Advisers or an affiliate of Advisers shall reimburse the Acquired Fund by the amount, if any, that the expenses incurred by the Acquired Fund (or accrued up to the Effective
Time) exceed any applicable state-imposed expense limitations.

    Approval of the Plan will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund. Approval of the Plan by Acquired Fund shareholders will be deemed approval of the amendment to the articles of incorporation of Special Portfolios attached to the Plan. If the Plan is not approved, the Boards of Directors of the respective Funds will consider other possible courses of action.

DESCRIPTION OF ACQUIRING FUND SHARES

    For information concerning the shares of capital stock of the Acquiring Fund, including voting rights, see "Summary -- Capital Stock; Shareholder Voting Rights" above. All Acquiring Fund shares issued in the Reorganization will by fully paid and non-assessable and will not be entitled to pre-emptive or cumulative voting rights.

FEDERAL INCOME TAX CONSEQUENCES

    It is intended that the exchange of Acquiring Fund shares for the Acquired Fund's net assets and the distribution of such shares to the Acquired Fund's shareholders upon liquidation of the Acquired Fund will be treated as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the "Code"), and that, for federal income tax purposes, no income, gain or loss will be recognized by the Acquired Fund's shareholders (except that the Acquired Fund contemplates that it will make a distribution, immediately prior to the Effective Time, of all of its current year net income and net realized capital gains, if any, not previously distributed, and this distribution will be taxable to Acquired Fund shareholders subject to taxation). The Acquired Fund has not asked, nor does it plan to ask, the Internal Revenue Service to rule on the tax consequences of the Reorganization.

    As a condition to the closing of the Reorganization, the two Funds will receive an opinion from Dorsey & Whitney P.L.L.P., counsel to the Funds, based in part on certain representations to be furnished by each Fund and by Fortis, Inc., substantially to the effect that the federal income tax consequences of the Reorganization will be as follows:

        (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the Reorganization under
    Section 368(b) of the Code;

        (ii) the Acquired Fund shareholders will recognize no income, gain or loss upon receipt, pursuant to the Reorganization, of the Acquiring Fund shares. Acquired Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of the Acquired Fund which are distributed by the Acquired Fund prior to the Effective Time;

       (iii) the tax basis of the Acquiring Fund shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund shares exchanged therefor;

       (iv) the holding period of the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will include the period during which the Acquired Fund shareholder held the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shares were held as a capital asset at the Effective Time;

        (v) the Acquired Fund will recognize no income, gain or loss by reason of the Reorganization;

       (vi) the Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization;

       (vii) the tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time;

      (viii) the holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund; and

       (ix) the Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time.

    The foregoing advice is based in part upon certain representations furnished by the Acquired Fund and Advisers, of which two principal ones are: (a) that assets representing at least 90% of the fair market value of the Acquired Fund's net assets and at least 70% of the fair market value of the Acquired Fund's gross assets at the Effective Time are exchanged solely for Acquiring Fund shares with unrestricted voting rights, and (b) that there are no owners of the shares of the Acquired Fund who own 5% or more of the Acquired Fund shares with the sole exception of the Fortis Holdings Profit Sharing Trust, and there is no present plan or intention on the part of the Investment Committee for the Fortis Holdings Profit Sharing Trust to sell or exchange the shares of the Acquiring Fund received pursuant to the Reorganization, or to eliminate the Acquiring Fund as an investment option available to participants in the Fortis Holdings Profit Sharing Trust; and furthermore, that, to the best knowledge of management of the Acquired Fund, there is no plan or intention on the part of the remaining Acquired Fund shareholders to sell, exchange or otherwise dispose of a number of Acquiring Fund shares to be received pursuant to the Reorganization that would reduce such shareholders' interest to a number of Acquiring Fund shares having, in the aggregate, a value as of the Effective Time of less than 50% of the total value of the Acquired Fund shares outstanding immediately prior to the consummation of the Reorganization.

    Shareholders of the Acquired Fund should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, shareholders of the Acquired Fund should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

RECOMMENDATION AND VOTE REQUIRED

    The Board of Directors of the Acquired Fund, including the "non-interested" directors, recommends that shareholders of the Acquired Fund approve the Plan. Approval of the Plan will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund. Approval of the Plan by Acquired Fund shareholders will be deemed approval of the amendment to the articles of incorporation of Special Portfolios attached to the Plan.

           INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND

    Information concerning the Acquiring Fund and the Acquired Fund is incorporated herein by reference from their current Prospectuses dated January 1, 1996 and March 1, 1995, respectively. The Prospectus of the Acquiring Fund accompanies this Prospectus/Proxy Statement and forms part of the Registration Statement of the Acquiring Fund on Form N-1A which has been filed with the Commission. The Prospectus of the Acquired Fund may be obtained in the manner described under "Incorporation by Reference" and forms part of the Registration Statement of the Acquired Fund on Form N-1A which has been filed with the Commission.

    The Acquiring Fund and the Acquired Fund are subject to the informational requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and in accordance therewith file reports and other information including proxy materials, reports and charter documents with the Commission. These proxy materials, reports and other information filed by the Acquiring Fund and the Acquired Fund can be inspected and copies obtained at the Public Reference Facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the New York Regional Office of the Commission at Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

    GENERAL.   The  Acquired Fund and  the Acquiring Fund  are both diversified, open-end funds with investment objectives which are similar, in that both seek to provide shareholders with capital appreciation.

    - The primary investment objectives of the Acquired Fund are appreciation of capital and the realization of both long and short-term capital gains. Consistent with such objectives, the Acquired Fund invests in so-called "growth" companies (companies which appear to possess superior potential for appreciation in value). The Acquired Fund may also invest in the securities of companies in cyclical industries when substantial increases in the market value of their securities are foreseen.

    - The Acquiring Fund's investment objective is short and long-term capital appreciation. Current income is only a secondary objective. The Acquiring Fund uses a "growth" philosophy, i.e., it seeks to identify companies whose earnings and revenue growth potential exceed industry averages. In addition to superior earnings growth potential, the Acquiring Fund seeks companies which it believes to be well managed with above average returns on equity and invested capital, healthy balance sheets and the potential to gain market share. Companies of this nature typically have above average growth potential and a correspondingly higher than average valuation level as measured by price to earnings, price to cash flow and price to book value ratios. Under normal market conditions, it is the intention of this Fund to maintain a median market capitalization for its portfolio of from $1 billion to $5 billion, making it a "mid cap growth fund."

The   similarity  of  these  objectives  is   reflected  in  the  median  market
capitalizations of the Funds. On October 31, 1995, each Fund had a median market capitalization of approximately $2.7 billion.

    The investment policies of the Acquired Fund and the Acquiring Fund also are substantially similar.

    - Each Fund invests primarily in common stocks or securities convertible into common stocks. Occasionally, however, limited amounts may be invested in other types of securities (such as nonconvertible preferred and debt securities).

    - Each Fund may invest up to 10% of its assets in foreign securities.

    - Neither Fund may borrow money.

In addition, both Funds may invest in repurchase agreements and variable amount master demand notes, and may invest up to 5% of total assets in certain illiquid securities. The similarities and differences in the respective Funds' investment policies and restrictions with respect to particular types of instruments are discussed in further detail under the following captions.

    ILLIQUID SECURITIES. With respect to the Acquiring Fund, as a fundamental policy that may not be changed without shareholder approval, the Fund may invest up to 5% of its assets (at the time of investment) in each of the following: (a) securities which it might not be free to sell to the public without registration of such securities under the Securities Act of 1933; and (b) bonds, debentures or other debt securities which are not publicly distributed. However, this policy is further restricted by a nonfundamental policy that may be changed without shareholder approval, which prohibits more than an aggregate of 5% of the Fund's total assets from being invested in: (a) restricted securities (both debt and equity); (b) equity securities of any issuer which are not readily marketable; and (c) companies which have been in business for less than three years. The Acquired Fund's policies with respect to illiquid securities are similar. As a fundamental policy, the Acquired Fund may not invest more than an aggregate of 5% of the value of its total assets in securities (both debt and equity) which are not readily marketable. In addition, as a nonfundamental policy that may be changed without shareholder approval, the Acquired Fund may not invest more than an aggregate of 5% of the value of its total assets in (a) securities (both debt and equity) which are not readily marketable, such as thinly traded common stock; and (b) companies which have been in business for less than three years. Under the Acquired Fund's policies, "restricted" securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and that have been determined to be liquid by the Board of Directors of Special Portfolios or by Advisers subject to the oversight of such Board of Directors will not be considered securities that "are not readily marketable." Thus, the Acquired Fund's policies regarding investments in illiquid securities are somewhat less restrictive than the policies of the Acquiring Fund.

    The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Fund may be restricted in its ability to sell such securities at a time when Advisers deems it advisable to do so. In addition, in order to meet redemption requests, a Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

    REPURCHASE AGREEMENTS. Both Funds may invest in repurchase agreements. Repurchase agreements are short-term instruments under which securities are purchased from a bank or a securities dealer with an agreement by the seller to repurchase the securities at a mutually agreeable date, interest rate, and price. In investing in repurchase agreements, the Funds' risk is limited to the ability of such seller to pay the agreed upon amount at the maturity of the repurchase agreement. In the opinion of Advisers, such risk is not material, since in the event of default, barring extraordinary circumstances, a Fund would be entitled to sell the underlying securities or otherwise receive adequate protection under Federal bankruptcy laws for its interest in such securities. However, to the extent that proceeds from any sale upon a default were less than the repurchase price, the Fund could suffer a loss.

    VARIABLE AMOUNT MASTER DEMAND NOTES. Both Funds may invest in variable amount master demand notes. Variable amount master demand notes allow the investment of fluctuating amounts by the Funds at varying market rates of interest pursuant to arrangements between the Funds and a financial institution. Variable amount master demand notes may under certain circumstances be deemed illiquid assets. However, such notes will not be considered illiquid where the Fund has a "same day withdrawal option," I.E., where it has the unconditional right to demand and receive payment in full of the principal amount then outstanding together with interest to the date of payment.

    FOREIGN SECURITIES. Each Fund is permitted to invest up to 10% of its total assets (at the time of investment) in foreign securities. The risks of investing in foreign securities are discussed above under "Risk Factors" and in the accompanying Acquiring Fund Prospectus under the caption "Investment Objectives and Policies -- Other Investment Practices of the Funds -- Foreign Securities."

    SHORT-TERM MONEY MARKET INSTRUMENTS. In periods when a more defensive position is deemed warranted, the Acquired Fund may invest in high-grade preferred stocks, bonds, and other fixed income securities (whether or not convertible into or carrying rights to purchase common stocks), or retain cash, all without limitation. Similarly, the Acquiring Fund may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments. Short-term money market instruments are described in the accompanying Acquiring Fund Prospectus under the caption "Investment Objectives and Policies -- Other Investment Practices of the Funds -- Short-Term Money Market Instruments."

    OTHER. Neither Fund may borrow money. In addition, neither Fund may enter into options, futures or forward contracts, lend its portfolio securities, enter into delayed delivery transactions or sell securities short "against the box."

    The foregoing comparison does not purport to be a complete summary of the investment policies and restrictions of the Acquired Fund or the Acquiring Fund. For complete discussions of the investment policies and restrictions of the respective Funds, see the Acquiring Fund's Prospectus accompanying this Prospectus/Proxy Statement; the Acquired Fund's Prospectus referred to under "Incorporation by Reference;" and the Statements of Additional Information of the Acquired Fund and the Acquiring Fund, also referred to under such caption.

CAPITALIZATION

    The following table shows the capitalization of the Acquired Fund and of the Acquiring Fund as of October 31, 1995 and on a pro forma basis as of that date, giving effect to the proposed Reorganization:

                                                          ACQUIRED    ACQUIRING
                                                            FUND*       FUND       PRO FORMA
                                                          ---------  -----------  -----------
                                                            (IN THOUSANDS, EXCEPT PER SHARE
                                                                        VALUES)
CLASS A SHARES
  Net assets............................................     --      $   642,773  $   642,773
  Net asset value per share.............................     --      $     32.56  $     32.56
  Shares outstanding....................................     --           19,743       19,743

CLASS B SHARES
  Net assets............................................     --      $     2,466  $     2,466
  Net asset value per share.............................     --      $     32.56  $     32.56
  Shares outstanding....................................     --               76           76

CLASS C SHARES
  Net assets............................................     --      $       415  $       415
  Net asset value per share.............................     --      $     32.37  $     32.37
  Shares outstanding....................................     --               13           13
CLASS H SHARES
  Net assets............................................     --      $     9,107  $     9,107
  Net asset value per share.............................     --      $     32.37  $     32.37
  Shares outstanding....................................     --              281          281
CLASS Z SHARES
  Net assets............................................  $  92,634      --       $    92,634
  Net asset value per share.............................  $   42.32      --       $     32.55
  Shares outstanding....................................      2,189      --             2,846

------------------------
* Acquired Fund shares are currently offered in a single class. Current shares of Acquired Fund are shown as Class Z shares, since Acquired Fund shares will be exchanged for Class Z Acquiring Fund shares in the Reorganization.

                               VOTING INFORMATION

GENERAL

    This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of the Acquired Fund to be used at the Special Meeting of Acquired Fund shareholders to be held at 10:00 a.m., Central time, on February 22, 1996, at the offices of Fortis Advisers, Inc., 500 Bielenberg Drive, Woodbury, Minnesota and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of Special Meeting and a proxy card, is first being mailed to shareholders of the Acquired Fund on or about January 17, 1996. Only shareholders of record as of the close of business on January 4, 1996 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. If the enclosed form of proxy is properly executed and returned on time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted "for" the proposed Plan and Reorganization. A proxy may be revoked by giving written notice, in person or by mail, of revocation before the Meeting to the Acquired Fund at its principal executive offices, 500 Bielenberg Drive, Woodbury, Minnesota (mailing address: P.O. Box 64284, St. Paul, Minnesota 55164) or by properly executing and submitting a later-dated proxy, or by voting in person at the Meeting.

    If a shareholder executes and returns a proxy but abstains from voting, the shares held by such shareholder will be deemed present at the Meeting for purposes of determining a quorum and will be included in determining the total number of votes cast. If a proxy is received from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Acquired Fund shares (I.E., a broker "non-vote"), the shares represented by such proxy will not be considered present at the Meeting for purposes of determining a quorum and will not be included in determining the number of votes cast. Brokers and nominees will not have discretionary authority to vote shares for which instructions are not received from the beneficial owner.

    Approval of the Plan and Reorganization will require the affirmative vote described above under "Information About the Reorganization -- Recommendation and Vote Required."

    As of January 4, 1996 (i) the Acquired Fund had 2,237,579 shares outstanding and entitled to vote at the Meeting; (ii) the Acquiring Fund had the following numbers of shares outstanding: Class A, 21,120,547 shares; Class B, 106,418 shares; Class C, 17,174 shares; and Class H, 369,965 shares; and (iii) the directors and officers of the respective Funds as a group owned less than one percent of the outstanding shares of each Fund or any class thereof. The following table sets forth information concerning those persons known by the respective Funds to own of record or beneficially 5% or more of the outstanding shares of either Fund, or 5% or more of the outstanding shares of any class of the Acquiring Fund, as indicated, as of such date, including persons and entities who beneficially own more than 25% of either Fund or any class thereof. Unless otherwise indicated, the persons named below have both record and beneficial ownership:

                                                      PERCENTAGE
NAME AND ADDRESS OF RECORD HOLDER                     OWNERSHIP
--------------------------------------------------    ---------

ACQUIRED FUND
  Fortis Holdings Profit Sharing Trust* ..........       55%
   Marshall & Ilsley Trust Co., Trustee
   1000 North Water Street
   Milwaukee, Wisconsin 53202-3197

ACQUIRING FUND:
  CLASS A
    None

  CLASS B
    Lincoln County Colorado                               5%
     Employee Retirement Plan*....................
    P.O. Box 67
     Hugo, Colorado 80821-0067

  CLASS C
    First Trust National Association C/F/                12%
     Carol S. Atha Rollover IRA...................
    R.R. 7, Box 246
     Fairmont, West Virginia 26554-8925
    Tim J. and Amy L. Kessler ....................        5%
     621 6th Avenue S.E.
     Aberdeen, South Dakota 57401

                                                      PERCENTAGE
NAME AND ADDRESS OF RECORD HOLDER                     OWNERSHIP
--------------------------------------------------    ---------

ACQUIRING FUND (CONTINUED):
  CLASS H
    None

------------------------
*   Record ownership only.

    Proxies are solicited by mail. Additional solicitations may be made by telephone or personal contact by officers or employees of Advisers and its affiliates without cost to the Funds. In addition, the services of a third-party proxy solicitation firm may be utilized, with such firm's fees and expenses allocated between and borne by the Acquired Fund and the Acquiring Fund as described under "Information About the Reorganization -- Plan of Reorganization" above.

    In the event that sufficient votes to approve the Plan and Reorganization are not received by the date set for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for up to 120 days to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

INTERESTS OF CERTAIN PERSONS

    The following persons affiliated with the Funds receive payments from the Acquired Fund and the Acquiring Fund for services rendered pursuant to contractual arrangements with the Funds: Fortis Advisers, Inc. as the investment adviser, transfer agent and dividend agent to each Fund, receives payments for its investment advisory and management services; and Fortis Investors, Inc., a subsidiary of Advisers, receives payments for providing distribution services to the Acquiring Fund.

                        FINANCIAL STATEMENTS AND EXPERTS

    The audited statements of assets and liabilities, including the schedules of investments in securities, of the Acquired Fund as of October 31, 1995, and of the Acquiring Fund as of August 31, 1995, and the related statements of operations for the years then ended, the statements of changes in net assets for each of the periods indicated therein, and the financial highlights for the periods indicated therein, as included in the Annual Reports of the Acquired Fund for the fiscal year ended October 31, 1995 and the Acquiring Fund for the fiscal year ended August 31, 1995, respectively, have been incorporated by reference into this Prospectus/Proxy Statement in reliance on the reports of KPMG Peat Marwick LLP, independent auditors for the Funds, given on the authority of such firm as experts in accounting and auditing.

                                 LEGAL MATTERS

    Certain legal matters concerning the issuance of the shares of the Acquiring Fund to be issued in the Reorganization will be passed upon by Dorsey & Whitney P.L.L.P., 220 South Sixth Street, Minneapolis, Minnesota 55402.

                                         EXHIBIT A TO PROSPECTUS/PROXY STATEMENT

                      AGREEMENT AND PLAN OF REORGANIZATION
                  STOCK PORTFOLIO AND FORTIS GROWTH FUND, INC.

    THIS  AGREEMENT AND PLAN  OF REORGANIZATION (the "AGREEMENT")  is made as of
this   day of         , 1996, by and between Special Portfolios, Inc.  ("SPECIAL
PORTFOLIOS"), a Minnesota corporation, on behalf of Stock Portfolio (the "ACQUIRED FUND"), a series of Special Portfolios, and Fortis Growth Fund, Inc., a Minnesota corporation (the "ACQUIRING FUND"). The shares of the Acquired Fund designated in the amended and restated articles of incorporation of Special Portfolios are referred to herein by the name set forth in the bylaws of Special Portfolios, as follows:

      DESIGNATION IN ARTICLES
       OF SPECIAL PORTFOLIOS          NAME ASSIGNED IN BYLAWS
------------------------------------  -----------------------
Series A............................        Stock Portfolio

    This Agreement is intended to be and is adopted as a plan of reorganization and liquidation pursuant to Sections 368(a)(1)(C) and 368(a)(2)(G) of the United States Internal Revenue Code of 1986, as amended (the "CODE"). The reorganization (the "REORGANIZATION") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund in exchange solely for full and fractional shares of common stock, par value $.01 per share, of the Acquiring Fund (the "ACQUIRING FUND SHARES"), having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth. The distribution of Acquiring Fund Shares to Acquired Fund shareholders and the retirement and cancellation of the Acquired Fund's shares will be effected pursuant to an amendment to the articles of incorporation of Special Portfolios in the form attached hereto as Exhibit 1 (the "AMENDMENT") to be adopted by Special Portfolios in accordance with the Minnesota Business Corporation Act.

    WITNESSETH:

    WHEREAS, each of Special Portfolios and the Acquiring Fund is a registered, open end management investment company, with Special Portfolios offering its shares of common stock in multiple series (each of which series represents a separate and distinct portfolio of assets and liabilities) and the Acquiring Fund offering its shares of common stock in a single series;

    WHEREAS, Special Portfolios offers shares of the Acquired Fund in a single class and the Acquiring Fund offers shares in multiple classes which will, at the time the transactions contemplated hereby are consummated, include Class Z shares;

    WHEREAS, the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest; and

    WHEREAS, the Board of Directors of each of the Acquired Fund and the Acquiring Fund has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the shareholders of the Acquired Fund and the Acquiring Fund, respectively.

    NOW, THEREFORE, in consideration of the premises and of the representations, warranties, covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND SOLELY IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

    1.1 Subject to the requisite approval by Acquired Fund shareholders and to the other terms and conditions set forth herein and in the Amendment and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all or substantially all of the Acquired Fund's assets as set forth in Section 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Acquired Fund that number of full and fractional Class Z Acquiring Fund Shares determined in accordance with Article 2, and (b) to assume all of the liabilities of the Acquired Fund, as set forth in Section 1.3. Such transactions shall take place as of the effective time provided for in Section 3.1 (the "EFFECTIVE TIME").

    1.2(a) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all or substantially all of Acquired Fund's property, including, but not limited to, all cash, securities, commodities, futures, and interest and dividends receivable which are owned by the Acquired Fund as of the Effective Time. All of said assets shall be set forth in detail in an unaudited statement of assets and liabilities of the Acquired Fund as of the Effective Time (the "EFFECTIVE TIME STATEMENT"). The Effective Time Statement shall, with respect to the listing of the Acquired Fund's portfolio securities, detail the adjusted tax basis of such securities by lot, the respective holding periods of such securities and the current and accumulated earnings and profits of the Acquired Fund. The Effective Time Statement shall be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied from the prior audited period.

      (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities in the ordinary course of its business and, subject to Section 5.1, to acquire additional securities in the ordinary course of its business.

    1.3 The Acquiring Fund shall assume all of the liabilities, expenses, costs, charges and reserves (including, but not limited to, expenses incurred in the ordinary course of the Acquired Fund's operations, such as accounts payable relating to custodian fees, investment management and administrative fees, legal and audit fees, and expenses of state securities registration of the Acquired Fund's shares), including those reflected in the Effective Time Statement.

    1.4 Immediately after the transfer of assets provided for in Section 1.1 and the assumption of liabilities provided for in Section 1.3, and pursuant to the plan of reorganization adopted herein and in the Amendment, the Acquired Fund will distribute pro rata (as provided in Article 2) to the Acquired Fund's shareholders of record, determined as of the Effective Time (the "ACQUIRED FUND SHAREHOLDERS"), the Class Z Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1, and all other assets of the Acquired Fund, if any. Thereafter, no additional shares representing interests in the Acquired Fund shall be issued. Such distribution will be accomplished by the transfer of the Class Z Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders representing the numbers of Class Z Acquiring Fund Shares due each such shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent those numbers of Class Z Acquiring Fund Shares after the Effective Time as determined in accordance with Article 2. Unless requested by Acquired Fund shareholders, the Acquiring Fund will not issue certificates representing the Acquiring Fund Shares issued in connection with such exchange.

    1.5 Ownership of Class Z Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Class Z Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's Prospectus and Statement of Additional Information as in effect as of the Effective Time. Accordingly, such Class Z Acquiring Fund Shares will not be subject to any front-end or deferred sales charges, any Rule 12b-1 distribution fees, or any shareholder servicing fees.

    1.6 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "COMMISSION"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.  VALUATION; ISSUANCE OF ACQUIRING FUND SHARES

    2.1 The net asset value per share of the Acquired Fund's shares shall be computed as of the Effective Time using the valuation procedures set forth in its articles of incorporation and bylaws, its then-current Prospectus and Statement of Additional Information, and as may be required by the Investment Company Act of 1940, as amended (the "1940 ACT").

    2.2 The total number of Class Z Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of the Acquired Fund shall have an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund's shares immediately prior to the Effective Time, as determined pursuant to Section 2.1.

    2.3 Immediately after the Effective Time, the Acquired Fund shall distribute to the Acquired Fund shareholders in liquidation of the Acquired Fund pro rata (based upon the ratio that the number of Acquired Fund shares owned by each Acquired Fund shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Acquired Fund shares immediately prior to the Effective Time) the full and fractional Class Z Acquiring Fund Shares received by the Acquired Fund pursuant to Section 2.2. Accordingly, each Acquired Fund shareholder shall receive, immediately after the Effective Time, Class Z Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund shares owned by such Acquired Fund shareholder immediately prior to the Effective Time.

3.  EFFECTIVE TIME; CLOSING

    3.1 The closing of the transactions contemplated by this Agreement (the "CLOSING") shall occur as of the close of normal trading on the New York Stock Exchange (the "EXCHANGE") (currently, 4:00 p.m. Eastern time) on the first day upon which the conditions to closing shall have been satisfied (but not prior to March 1, 1996), or at such time on such later date as provided herein or as the parties otherwise may agree in writing (such time and date being referred to herein as the "EFFECTIVE TIME"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dorsey & Whitney P.L.L.P., 220 South Sixth Street, Minneapolis, Minnesota 55402, or at such other place as the parties may agree.

    3.2 The Acquired Fund shall deliver at the Closing its written instructions to the custodian for the Acquired Fund, acknowledged and agreed to in writing by such custodian, irrevocably instructing such custodian to transfer to the Acquiring Fund all of the Acquired Fund's portfolio securities, cash, and any other assets to be acquired by the Acquiring Fund pursuant to this Agreement.

    3.3 In the event that the Effective Time occurs on a day on which (a) the Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Effective Time shall be postponed until the close of normal trading on the Exchange on the first business day when trading shall have been fully resumed and reporting shall have been restored.

    3.4 The Acquired Fund shall deliver at the Closing its certificate stating that the records maintained by its transfer agent (which shall be made available to the Acquiring Fund) contain the names and addresses of the Acquired Fund shareholders and the number of outstanding Acquired Fund shares owned by each such shareholder as of the Effective Time. The Acquiring Fund shall certify at the Closing that the Acquiring Fund Shares required to be issued by it pursuant to this Agreement have been issued and delivered as required herein. At the Closing, each party shall deliver to the other such bills of sale, liability assumption agreements, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.  REPRESENTATIONS, WARRANTIES AND COVENANTS

    4.1 The Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

        (a) Special Portfolios is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota;

        (b) Special Portfolios is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of each series of shares offered by Special Portfolios under the Securities Act of 1933, as amended (the "1933 ACT"), is in full force and effect;

        (c) Shares of the Acquired Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and any other applicable laws; said registrations, including any periodic reports or supplemental filings, are complete and current; all fees required to be paid in connection with such registrations have been paid; and the Acquired Fund is in good standing, is not subject to any stop orders, and is fully qualified to sell its shares in any state in which its shares have been registered;

        (d) The Prospectus and Statement of Additional Information of the Acquired Fund, as of the date hereof and up to and including the Effective Time, conform and will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

        (e) The Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of Special Portfolios' articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound;

        (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of the Acquired Fund's knowledge, threatened against the Acquired Fund or any of its properties or assets. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        (g) The Statement of Assets and Liabilities of the Acquired Fund as of the end of its most recently concluded fiscal year has been audited by KPMG Peat Marwick LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (a copy of which has been furnished to the Acquiring Fund) presents fairly, in all material respects, the financial position of the Acquired Fund as of such date, and there are no known material contingent liabilities of the Acquired Fund as of such date not disclosed therein;

        (h) Since the end of the Acquired Fund's most recently concluded fiscal year, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, except as otherwise disclosed to the Acquiring Fund. For the purposes of this paragraph (h), a decline in net asset value per share of the Acquired Fund, the discharge or incurrence of Acquired Fund liabilities in the ordinary course of business, or the redemption of Acquired Fund shares by Acquired Fund shareholders, shall not constitute such a material adverse change;

        (i) All material federal and other tax returns and reports of the Acquired Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment shall have been asserted with respect to such returns;

        (j) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the Acquired Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its final, partial taxable year;

        (k) All issued and outstanding shares of the Acquired Fund are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Acquired Fund, as provided in
    Section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund shares, and there is not outstanding any security convertible into any Acquired Fund shares;

        (l) At the Effective Time, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to Section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery of and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act other than as disclosed to the Acquiring Fund in the Effective Time Statement;

        (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of the Acquired Fund's Board of Directors, and, subject to the approval of the Acquired Fund shareholders, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity;

        (n) The information to be furnished by and on behalf of the Acquired Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

        (o) All information pertaining to the Acquired Fund, its agents and affiliates and Special Portfolios and included in the Registration Statement referred to in Section 5.5 (or supplied by the Acquired Fund or its agents or affiliates for inclusion in said Registration Statement), on the effective date of said Registration Statement and up to and including the Effective Time, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading (other than as may timely be remedied by further appropriate disclosure);

        (p) Since the end of the Acquired Fund's most recently concluded fiscal year, there have been no material changes by the Acquired Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to the Acquiring Fund; and

        (q) The Effective Time Statement will be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied and will present accurately the assets and liabilities of the Acquired Fund as of the Effective Time, and the values of the Acquired Fund's assets and liabilities to be set forth in the Effective Time
    Statement will be computed as of the Effective Time using the valuation procedures set forth in the Acquired Fund's articles of incorporation and bylaws, its then-current Prospectus and Statement of Additional Information, and as may be required by the 1940 Act. At the Effective Time, the Acquired Fund will have no liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, which are not reflected in the Effective Time Statement.

    4.2 The Acquiring Fund represents, warrants and covenants to the Acquired Fund as follows:

        (a) The Acquiring Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota;

        (b) The Acquiring Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of its shares offered under the 1933 Act, is in full force and effect;

        (c) Shares of the Acquiring Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and any other applicable laws; said registrations, including any periodic reports or supplemental filings, are complete and current; all fees required to be paid in connection with such registrations have been paid; and the Acquiring Fund is in good standing, is not subject to any stop orders, and is fully qualified to sell its shares in any state in which its shares have been registered;

        (d) The Prospectus and Statement of Additional Information of the Acquiring Fund, as of the date hereof and up to and including the Effective Time, conform and will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

        (e) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of its articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound;

        (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of the Acquiring Fund's knowledge, threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        (g) The Statement of Assets and Liabilities of the Acquiring Fund as of the end of its most recently concluded fiscal year has been audited by KPMG Peat Marwick LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (a copy of which has been furnished to the Acquired Fund) presents fairly, in all material respects, the financial position of the Acquiring Fund as of such date, and there are no known material contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

        (h) Since the end of the Acquiring Fund's most recently concluded fiscal year, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, except as otherwise disclosed to the Acquired Fund. For the purposes of this paragraph (h), a decline in net asset value per share of the Acquiring Fund, the discharge or incurrence of Acquiring Fund liabilities in the ordinary course of business, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders, shall not constitute such a material adverse change;

        (i) All material federal and other tax returns and reports of the Acquiring Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment shall have been asserted with respect to such returns;

        (j) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company in the current and future years;

        (k) All issued and outstanding shares of the Acquiring Fund are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, at the Effective Time will have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, and there is not outstanding any security convertible into any Acquiring Fund shares (other than Class B and Class H shares which automatically convert to Class A shares after a specified period);

        (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of the Acquiring Fund's Board of Directors, and at the Effective Time this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity. Consummation of the transactions contemplated by this Agreement does not require the approval of the Acquiring Fund's shareholders;

        (m) The information to be furnished by and on behalf of the Acquiring Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

        (n) Since the end of the Acquiring Fund's most recently concluded fiscal year, there have been no material changes by the Acquiring Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to the Acquired Fund; and

        (o) The Registration Statement referred to in Section 5.5, on its effective date and up to and including the Effective Time, will (i) conform in all material respects to the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 ACT"), and the 1940 Act and the rules and regulations of the Commission thereunder, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (other than as may timely be remedied by further appropriate disclosure); provided, however, that the representations and warranties in clause (ii) of this paragraph shall not apply to statements in (or omissions from) the Registration Statement concerning the Acquired Fund, its agents and affiliates and Fortis Advisers (or supplied by the Acquired Fund, its agents or affiliates for inclusion in said Registration Statement).

5.  FURTHER COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    5.1 Each of the Acquired Fund and the Acquiring Fund will operate its business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable (which may include distributions prior to the Effective Time of net income and/or net realized capital gains not previously distributed). The Acquired Fund agrees that through the Effective Time, it will not acquire any securities which are not permissible investments for the Acquiring Fund.

    5.2 The Acquired Fund will call a meeting of its shareholders to consider and act upon this Agreement and the Amendment and to take all other action necessary to obtain approval of the transactions contemplated herein.

    5.3 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

    5.4 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.5 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary with respect to the Acquired Fund and its agents and affiliates for the preparation of the Registration Statement on Form N-14 of the Acquiring Fund (the "REGISTRATION STATEMENT"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

    5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state blue sky or securities laws as may be necessary in order to conduct its operations after the Effective Time.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

    The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, the following further conditions (any of which may be waived by the Acquired Fund, in its sole and absolute discretion):

    6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time;

    6.2 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the date of the Closing, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request; and

    6.3 The Acquiring Fund shall have delivered to the Acquired Fund the certificate as to the issuance of Acquiring Fund Shares contemplated by the second sentence of Section 3.4.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

    The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder at or before the Effective Time and, in addition thereto, the following conditions (any of which may be waived by the Acquiring Fund, in its sole and absolute discretion):

    7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time;

    7.2 The Acquiring Fund shall have received, and certified as to its receipt of, the Effective Time Statement;

    7.3 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the date of the Closing, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

    7.4 The Acquired Fund shall have delivered to the Acquiring Fund the written instructions to the custodian for the Acquired Fund contemplated by Section 3.2;

    7.5 The Acquired Fund shall have delivered to the Acquiring Fund the certificate as to its shareholder records contemplated by the first sentence of
Section 3.4;

    7.6 At or prior to the Effective Time, the Acquired Fund's investment adviser, or an affiliate thereof, shall have reimbursed the Acquired Fund by the amount, if any, that the expenses incurred by the Acquired Fund (or accrued up to the Effective Time) exceed any applicable contractual or state-imposed expense limitations; and

    7.7 Immediately prior to the Effective Time, the Acquired Fund shall not hold any securities which are not permissible investments for the Acquiring Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    The  following  shall  constitute   further  conditions  precedent  to   the
consummation of the Reorganization:

    8.1 This Agreement, the Amendment and the transactions contemplated herein and therein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of its articles of incorporation and bylaws and applicable law, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this
Section 8.1;

    8.2 As of the Effective Time, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

    8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

    8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

    8.5 The parties shall have received the opinion of Dorsey & Whitney P.L.L.P. addressed to the Acquired Fund and the Acquiring Fund, dated as of the date of the Closing, and based in part on certain representations to be furnished by the Acquired Fund, the Acquiring Fund, and their investment adviser and other service providers, substantially to the effect that:

        (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the Reorganization under
    Section 368(b) of the Code;

        (ii) the Acquired Fund shareholders will recognize no income, gain or loss upon receipt, pursuant to the Reorganization, of the Acquiring Fund Shares. Acquired Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of the Acquired Fund which are distributed by the Acquired Fund prior to the Effective Time;

       (iii) the tax basis of the Acquiring Fund Shares received by each Acquired Fund shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund shares exchanged therefor;

       (iv) the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder pursuant to the Reorganization will include the period during which the Acquired Fund shareholder held the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shares were held as a capital asset at the Effective Time;

        (v) the Acquired Fund will recognize no income, gain or loss by reason of the Reorganization;

       (vi) the Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization;

       (vii) the tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time;

      (viii) the holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund; and

       (ix) the Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time; and

    8.6 The Amendment shall have been filed in accordance with the applicable provisions of Minnesota law.

    8.7 A certificate of designation establishing and setting forth the terms of the Class Z Acquiring Fund Shares shall have been filed in accordance with the applicable provisions of Minnesota law.

9.  EXPENSES; INDEMNIFICATION

    9.1 All expenses incurred by the parties hereto in connection with the transactions contemplated hereby (including, without limitation, the fees and expenses associated with the preparation and filing of the Registration Statement referred to in Section 5.5 above and the expenses of printing and mailing the prospectus/proxy statement, soliciting proxies and holding the Acquired Fund shareholders meeting required to approve the transactions contemplated hereby) shall be allocated between and borne by the Acquired Fund and the Acquiring Fund in proportion to their relative net assets at the Effective Time. Such expenses, and the allocation thereof, shall be reflected in the calculation of the Aquired Fund's net asset value pursuant to Section 2.1.

    9.2 The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly or severally, the Acquired Fund or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

    9.3 The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly or severally, the Acquiring Fund or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10. ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS AND WARRANTIES

    10.1 The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty, covenant or agreement not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereby.

11. TERMINATION

    This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's board of directors at any time prior to the Effective Time, if circumstances should develop that, in the good faith opinion of such board, make proceeding with this Agreement and such transactions not in the best interest of the applicable party's shareholders.

12. AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund shareholders called by the Acquired Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES

    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, addressed to the Acquiring Fund or the Acquired Fund, 500 Bielenberg Drive, Woodbury, Minnesota 55125.

14. HEADINGS; COUNTERPARTS; ASSIGNMENT; MISCELLANEOUS

    14.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

    14.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    14.4 The validity, interpretation and effect of this Agreement shall be governed exclusively by the laws of the State of Minnesota, without giving effect to the principles of conflict of laws thereof.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

                                          SPECIAL PORTFOLIOS, INC.
                                          on behalf of its
                                          STOCK PORTFOLIO

                                          By ___________________________________

                                          Its __________________________________

                                          FORTIS GROWTH FUND, INC.

                                          By ___________________________________

                                          Its __________________________________

               EXHIBIT 1 TO AGREEMENT AND PLAN OF REORGANIZATION
                             ARTICLES OF AMENDMENT
                                       TO
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                            SPECIAL PORTFOLIOS, INC.

    The undersigned officer of Special Portfolios, Inc. (the "Corporation"), a corporation subject to the provisions of Chapter 302A of the Minnesota Statutes, hereby certifies that the Corporation's Board of Directors and shareholders, at
meetings held December 7, 1995 and             , 1996, respectively, adopted the
resolutions hereinafter set forth; and such officer further certifies that the amendments to the Corporation's Amended and Restated Articles of Incorporation set forth in such resolutions were adopted pursuant to said Chapter 302A.

    WHEREAS, the Corporation is registered as an open end management investment company (i.e., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in several series, each of which represents a separate and distinct portfolio of assets; and

    WHEREAS, it is desirable and in the best interests of the holders of the Series A shares of the Corporation (also known as the "Stock Portfolio") that the assets belonging to such series be sold to Fortis Growth Fund, Inc. ("Fortis Growth"), a Minnesota corporation and an open end management investment company registered under the Investment Company Act of 1940, in exchange for shares of Fortis Growth; and

    WHEREAS, the Corporation wishes to provide for the pro rata distribution of such shares of Fortis Growth received by it to holders of shares of the Corporation's Stock Portfolio and the simultaneous cancellation and retirement of the outstanding shares of the Corporation's Stock Portfolio; and

    WHEREAS, the Corporation and Fortis Growth have entered into an Agreement and Plan of Reorganization providing for the foregoing transactions; and

    WHEREAS, the Agreement and Plan of Reorganization requires that, in order to bind all holders of shares of the Corporation's Stock Portfolio to the foregoing transactions, and in particular to bind such holders to the cancellation and retirement of the outstanding shares of the Corporation's Stock Portfolio, it is necessary to adopt an amendment to the Corporation's Amended and Restated Articles of Incorporation.

    NOW, THEREFORE, BE IT RESOLVED, that the Corporation's Amended and Restated Articles of Incorporation be, and the same hereby are, amended to add the following Article 5A immediately following Article 5 thereof:

        5A. (a) For purposes of this Article 5A, the following terms shall have the following meanings:

       "CORPORATION" means this corporation.

       "FORTIS GROWTH" means Fortis Growth Fund, Inc., a Minnesota corporation.

       "ACQUIRED FUND" means the Corporation's Stock Portfolio, which is represented by the Corporation's Series A shares.

       "ACQUIRED FUND SHARES" means the Corporation's Series A shares.

       "ACQUIRING FUND" means Fortis Growth.

       "CLASS Z ACQUIRING FUND SHARES" means Fortis Growth's Class Z shares.

       "EFFECTIVE TIME" means 4:00 p.m. Eastern time on the date upon which these Articles of Amendment are filed with the Minnesota Secretary of State.

        (b) At the Effective Time, the assets belonging to the Acquired Fund, the Special Liabilities associated with such assets, and the General Assets and General Liabilities allocated to the

    Acquired Fund, shall be sold to and assumed by the Acquiring Fund in return for Class Z Acquiring Fund Shares, all pursuant to the Agreement and Plan of Reorganization between the Corporation and Fortis Growth relating thereto. For purposes of the foregoing, the terms "assets belonging to," "Special Liabilities," "General Assets" and "General Liabilities" have the meanings assigned to them in Article 7(b), (c) and (d) of the Corporation's Amended and Restated Articles of Incorporation.

        (c) The numbers of Class Z Acquiring Fund Shares to be received by the Acquired Fund and distributed by it to the respective Acquired Fund shareholders shall be determined as follows:

           (i) The net asset value per share of the Acquired Fund Shares shall be computed as of the Effective Time using the valuation procedures set forth in its articles of incorporation and bylaws, its then-current Prospectus and Statement of Additional Information, and as may be required by the Investment Company Act of 1940, as amended.

           (ii) The total number of Class Z Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of the Acquired Fund shall have an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund Shares immediately prior to the Effective Time, as determined pursuant to (i) above.

          (iii) Immediately after the Effective Time, the Acquired Fund shall distribute to the Acquired Fund shareholders in liquidation of the Acquired Fund pro rata (based upon the ratio that the number of Acquired Fund Shares owned by each Acquired Fund shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Acquired Fund Shares immediately prior to the Effective Time) the full and fractional Class Z Acquiring Fund Shares received by the Acquired Fund pursuant to (i) and (ii) above. Accordingly, each Acquired Fund shareholder shall receive, immediately after the Effective Time, Class Z Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time.

        (d) The distribution of Class Z Acquiring Fund Shares to Acquired Fund shareholders provided for in paragraph (c) above shall be accomplished by the issuance of such Class Z Acquiring Fund Shares to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders representing the numbers of Class Z Acquiring Fund Shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding Acquired Fund Shares shall simultaneously be canceled on the books of the Acquired Fund and retired. From and after the Effective Time, share certificates formerly representing Acquired Fund Shares shall represent the numbers of Class Z Acquiring Fund Shares determined in accordance with the foregoing provisions.

        (e) From and after the Effective Time, the Acquired Fund Shares canceled and retired pursuant to paragraph (d) above shall have the status of authorized and unissued Series A shares of the Corporation.

    IN WITNESS WHEREOF, the undersigned officer of the Corporation has  executed
these Articles of Amendment on behalf of the Corporation on             , 1996.

                                          SPECIAL PORTFOLIOS, INC.
                                          By ___________________________________
                                          Its __________________________________

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           PROSPECTUS/PROXY STATEMENT
                                JANUARY 17, 1996
                       PROPOSED ACQUISITION OF ASSETS OF
                                STOCK PORTFOLIO
                         A SEPARATELY MANAGED SERIES OF
                            SPECIAL PORTFOLIOS, INC.
                        BY AND IN EXCHANGE FOR SHARES OF
                            FORTIS GROWTH FUND, INC.

                            ------------------------

                               TABLE OF CONTENTS
                            ------------------------

                                                    PAGE
                                                    -----
Incorporation by Reference.....................           3
Summary........................................           4
Risk Factors...................................           8
Information About the Reorganization...........           9
Information About the Acquired Fund and the
 Acquiring Fund................................          12
Voting Information.............................          15
Financial Statements and Experts...............          17
Legal Matters..................................          17
Exhibit A -- Agreement and Plan of
 Reorganization

                            ------------------------

The following documents accompany this Prospectus/Proxy Statement:

Prospectus dated January 1, 1996 of Fortis Growth Fund, Inc.

Annual Report of Fortis Growth Fund, Inc. for the fiscal year ended August 31, 1995.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 17, 1996

                        ACQUISITION OF THE ASSETS OF

                                 STOCK PORTFOLIO
                         A SEPARATELY MANAGED SERIES OF
                            SPECIAL PORTFOLIOS, INC.
                 500 BIELENBERG DRIVE, WOODBURY, MINNESOTA 55125
           MAILING ADDRESS: P.O. BOX 64284, ST. PAUL, MINNESOTA  55164
                                 (800) 738-4000

                        BY AND IN EXCHANGE FOR SHARES OF

                            FORTIS GROWTH FUND, INC.
                 500 BIELENBERG DRIVE, WOODBURY, MINNESOTA 55125
           MAILING ADDRESS: P.O. BOX 64284, ST. PAUL, MINNESOTA  55164
                                 (800) 738-4000

     This Statement of Additional Information relates to the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of substantially all of the assets and the assumption of all liabilities of Stock Portfolio (the "Acquired Fund"), a separately managed series of Special Portfolios, Inc. ("Special") by Fortis Growth Fund, Inc. (the "Acquiring Fund"), in exchange for shares of common stock of the Acquiring Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less the liabilities assumed) of the Acquired Fund and (b) the liquidation of the Acquired Fund and the pro rata distribution of the Acquiring Fund shares to Acquired Fund shareholders.

     This Statement of Additional Information consists of this cover page and the following documents, of which items 1 through 4 are incorporated by reference herein:

      1. The Statement of Additional Information dated January 1, 1996 of the Acquiring Fund.

      2. The Annual Report of the Acquiring Fund for the fiscal year ended August 31, 1995.

      3. The Statement of Additional Information dated March 1, 1995 of the Acquired Fund.

      4. The Annual Report of the Acquired Fund for the fiscal year ended October 31, 1995.

      5. Financial Statements required by Form N-14, Item 14 (to the extent not included in items 2 and 4 above).

     This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated January 17, 1996 relating to the above-referenced transaction may be obtained without charge by writing or calling the Acquired Fund or the Acquiring Fund at the addresses or telephone numbers noted above. This Statement of Additional Information relates to, and should be read in conjunction with, such Prospectus/Proxy Statement.

     [NOTE: In the SEC filing package, Item No. 2 referred to above is included in Part A as materials to be delivered with the Prospectus/Proxy Statement. A copy of Item No. 2 also will be delivered to any person requesting the Statement of Additional Information.]

                                 COMBINATION OF
                   STOCK PORTFOLIO OF SPECIAL PORTFOLIOS, INC.
                                 WITH AND INTO
                            FORTIS GROWTH FUND, INC.


                 INTRODUCTION TO PRO FORMA FINANCIAL STATEMENTS


     The accompanying unaudited pro forma combining statement of assets and liabilities, statement of operations and schedule of investments of the Stock Portfolio of Special Portfolios, Inc. (the "Acquired Fund") and the Fortis Growth Fund, Inc. (the "Acquiring Fund") reflect the accounts of the two Funds at and for the 12-month period ended August 31, 1995. These statements have been derived from the annual report for the Acquiring Fund as of August 31, 1995, and the underlying accounting records used in calculating daily net asset values for the 12-month period ended August 31, 1995 for the Acquired Fund. The pro forma combining statements have been prepared based on the various fee structures of the Funds in existence as of August 31, 1995.

PROFORMA STATEMENT OF ASSETS AND LIABILITIES
At August 31, 1995 ( Unaudited)

                                                                  ACQUIRED       ACQUIRING
                                                                    FUND            FUND
                                                                  8/31/95         8/31/95        PROFORMA        PROFORMA
                                                                (HISTORICAL)    (HISTORICAL)   ADJUSTMENTS       COMBINED
                                                               --------------  --------------  ------------    -------------
ASSETS
     Investments , at value                                      $96,078,433    $679,498,745                   $775,577,178
     Cash                                                              9,572             761                         10,333
     Receivables:
       Investment securities sold                                     76,621         756,583                        833,204
       Interest and dividends                                         37,083         184,367                        221,450
       Subscriptions of capital stock                                      0         117,181                        117,181
     Deferred registration costs                                       4,993          38,598                         43,591
     Prepaid expenses                                                  3,091           2,161                          5,252
                                                               --------------  --------------  ------------    -------------
TOTAL ASSETS                                                      96,209,793     680,598,396             0      776,808,189
                                                               --------------  --------------  ------------    -------------
LIABILITIES
     Redemptions of capital stock                                          0          58,579                         58,579
     Payable for investment advisory and management fees              80,761         437,929                        518,690
     Payable for distribution fees                                         0           9,558                          9,558
     Accounts payable and accrued expenses                            18,647          30,326                         48,973
                                                               --------------  --------------  ------------    -------------
TOTAL LIABILITIES                                                     99,408         536,392             0          635,800
                                                               --------------  --------------  ------------    -------------
NET ASSETS
     Net proceeds of capital stock, par value $.01 per share      50,845,113     352,523,835                    403,368,948
     Unrealized appreciation of investments                       40,614,384     292,658,040                    333,272,424
     Net investment loss                                             (82,322)              0                        (82,322)
     Accumulated net realized gain from sale of investments        4,733,210      34,880,129                     39,613,339
                                                               --------------  --------------  ------------    -------------
TOTAL NET ASSETS                                                 $96,110,385    $680,062,004             0     $776,172,389
                                                               ==============  ==============  ============    =============


OUTSTANDING SHARES
     Class A                                                               0      20,537,904                     20,537,904
     Class B                                                               0          67,079                         67,079
     Class C                                                               0           8,120                          8,120
     Class H                                                               0         211,359                        211,359
     Class Z                                                       2,261,190               0       681,805 (a)    2,942,995

NET ASSET VALUE
     Class A                                                             N/A          $32.66                         $32.66
     Class B                                                             N/A          $32.48                         $32.48
     Class C                                                             N/A          $32.49                         $32.49
     Class H                                                             N/A          $32.49                         $32.49
     Class Z                                                          $42.50             N/A                         $32.66


See accompanying notes to proforma financial statements.

(a) Reflects increase in shares due to differences in the net asset values of the funds.

PROFORMA STATEMENT OF OPERATIONS
For the year ended August 31, 1995 (Unaudited)


                                                               ACQUIRED       ACQUIRING
                                                                 FUND           FUND
                                                                 08/31/95       08/31/95     PROFORMA         PROFORMA
                                                             (HISTORICAL)   (HISTORICAL)   ADJUSTMENTS        COMBINED
                                                             -------------  -------------  ------------     -------------
NET INVESTMENT INCOME:
  Income
     Interest Income                                             $741,898     $5,043,537                      $5,785,435
     Dividend Income                                               96,085        706,607                         802,692
                                                             -------------  -------------  ------------     -------------
  Total Income                                                    837,982      5,750,144             0         6,588,126
                                                             -------------  -------------  ------------     -------------
  Expenses:
     Investment advisory and management fees                      813,552      4,517,570      (244,062) (a)    5,087,060
     Distribution fees                                                  0      1,474,287             0         1,474,287
     Shareholders' notices and reports                             23,093        200,000       (19,093) (a)      204,000
     Legal and auditing fees                                       26,522         81,200       (25,000) (a)       82,722
     Registration fees                                             26,917        107,000       (25,500) (a)      108,417
     Custodian fees                                                22,497         90,000       (14,361) (a)       98,136
     Directors' fees and expenses                                  15,442         45,000       (15,442) (a)       45,000
     Other                                                          8,440         47,000        (2,050) (a)       53,390
                                                             -------------  -------------  ------------     -------------
  Total Expenses                                                  936,463      6,562,057      (345,508)        7,153,012
                                                             -------------  -------------  ------------     -------------
NET INVESTMENT INCOME                                             (98,481)      (811,913)      345,508          (564,886)
                                                             -------------  -------------  ------------     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain from security transactions                  4,974,407     38,024,044                      42,998,451
  Net change in unrealized appreciation of investments
     in securities                                             16,047,198    108,759,948                     124,807,146
                                                             -------------  -------------  ------------     -------------
NET GAIN ON INVESTMENTS                                        21,021,605    146,783,992             0       167,805,597
                                                             -------------  -------------  ------------     -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $20,923,124   $145,972,079      $345,508      $167,240,711
                                                             =============  =============  ============     =============


See accompanying notes to pro forma financial statements.

(a) Reflects reduction in expenses due to elimination of duplicate services.

PROFORMA SCHEDULE OF INVESTMENTS
At  August 31, 1995 (Unaudited)


           SHARES PAR (HISTORICAL)           SECURITY                                         MARKET AMOUNT (HISTORICAL)
-----------------------------------------------------------------------------------------------------------------------------------
 Acquired      Acquiring                                                              Acquired        Acquiring
   Fund           Fund          Combined                                                Fund             Fund           Combined
-----------------------------------------------------------------------------------------------------------------------------------
                                          COMMON STOCKS
                                          Apparel
     6,000         49,000          55,000    Tommy Hilfiger Corp.                     $  201,000     $  1,641,500     $  1,842,500

                                          Biomedics, Genetics Research & Development
    16,500        121,000         137,500    Biogen, Inc.                                903,375        6,624,750        7,528,125

                                          Broadcasting
     5,000         32,000          37,000    America Online, Inc.                        329,375        2,108,000        2,437,375

                                          Business Services and Supplies
    11,000         79,000          90,000    First Financial Management Corp.            991,375        7,119,875        8,111,250
    28,600        202,800         231,400    Sensormatic Electronics Corp.               600,600        4,258,800        4,859,400
                                                                                    -------------   --------------   --------------
                                                                                       1,591,975       11,378,675       12,970,650

                                          Computer-Software
    45,200        337,600         382,800    BMC Software, Inc.                        1,926,650       14,390,200       16,316,850
    55,000        405,000         460,000    EMC Corp.                                 1,127,500        8,302,500        9,430,000
    10,000         74,000          84,000    HBO & Co.                                   550,000        4,070,000        4,620,000
   130,000        954,000       1,084,000    Informix Corp.                            3,640,000       26,712,000       30,352,000
    36,050        269,650         305,700    Microsoft Corp.                           3,334,625       24,942,625       28,277,250
   107,100        771,400         878,500    Oracle Corp.                              4,297,388       30,952,425       35,249,813
    30,000        216,500         246,500    Parametric Technology Corp.               1,657,500       11,961,625       13,619,125
                                                                                    -------------   --------------   --------------
                                                                                      16,533,663      121,331,375      137,865,038

                                          Drugs
     4,300         28,400          32,700    Forest Laboratories, Inc.                   192,425        1,270,900        1,463,325

                                          Electronic-Communication Security
    29,000        204,000         233,000    ADC Telecommunications, Inc.              1,123,750        7,905,000        9,028,750
    50,000        210,000         260,000    Qualcomm, Inc.                            2,437,500       10,237,500       12,675,000
                                                                                    -------------   --------------   --------------
                                                                                       3,561,250       18,142,500       21,703,750

                                          Electronic-Controls and Equipment
    77,600        540,000         617,600    American Power Conversion Corp.           1,299,800        9,045,000       10,344,800
     7,000         53,000          60,000    Applied Materials, Inc.                     728,000        5,512,000        6,240,000
    31,500        230,900         262,400    Lam Research Corp.                        1,897,875       13,911,725       15,809,600
    57,800        420,600         478,400    Solectron Corp.                           2,051,900       14,931,300       16,983,200
                                                                                    -------------   --------------   --------------
                                                                                       5,977,575       43,400,025       49,377,600

                                          Electronic-Semiconductor and Capacitor
    27,000        190,000         217,000    Cypress Semiconductor Corp.               1,231,875        8,668,750        9,900,625
    27,000        191,000         218,000    Intel Corp.                               1,657,125       11,722,625       13,379,750
    30,000        210,000         240,000    Micron Technology, Inc.                   2,306,250       16,143,750       18,450,000
                                                                                    -------------   --------------   --------------
                                                                                       5,195,250       36,535,125       41,730,375

                                          Finance Companies Miscellaneous
    25,000        213,000         238,000    Franklin Resources, Inc.                  1,375,000       11,715,000       13,090,000
    74,000        523,700         597,700    Mercury Finance Co.                       1,692,750       11,979,637       13,672,387
                                                                                    -------------   --------------   --------------
                                                                                       3,067,750       23,694,637       26,762,387

                                          Health Care Services
    15,000        116,000         131,000    Medaphis Corp.                              346,875        2,682,500        3,029,375
    19,000        130,000         149,000    Oxford Health Plans, Inc.                   931,000        6,370,000        7,301,000
    14,100        104,900         119,000    PacifiCare Health Systems, Inc. Class B     807,225        6,005,525        6,812,750
    27,000        188,000         215,000    U.S. Healthcare, Inc.                       864,000        6,016,000        6,880,000
    20,500        142,000         162,500    United Healthcare Corp.                     866,125        5,999,500        6,865,625
    19,000        134,000         153,000    Vencor, Inc.                                562,875        3,969,750        4,532,625
                                                                                    -------------   --------------   --------------
                                                                                       4,378,100       31,043,275       35,421,375


           SHARES PAR (HISTORICAL)           SECURITY                                        MARKET AMOUNT (HISTORICAL)
-----------------------------------------------------------------------------------------------------------------------------------
 Acquired      Acquiring                                                              Acquired        Acquiring
   Fund           Fund          Combined                                                Fund             Fund           Combined
-----------------------------------------------------------------------------------------------------------------------------------

                                          Hotel and Motel
    20,800        144,200         165,000    Harrah's Entertainment, Inc.            $   663,000     $  4,596,375     $  5,259,375
    10,400         72,100          82,500    Promus Hotel Corp.                          214,500        1,487,062        1,701,562
                                                                                    -------------   --------------   --------------
                                                                                         877,500        6,083,437        6,960,937

                                          Machinery-Oil and Well
    40,000        290,000         330,000    Petroleum Geo-Services A/S ADS            1,025,000        7,431,250        8,456,250

                                          Miscellaneous
    58,350        452,100         510,450    CUC International, Inc.                   1,991,194       15,427,913       17,419,107

                                          Office Equipment and Supplies
    27,000        185,000         212,000    Compaq Computer Corp.                     1,289,250        8,833,750       10,123,000
    47,900              0          47,900    Sterling Software, Inc.                   2,137,538                0        2,137,538
                                                                                    -------------   --------------   --------------
                                                                                       3,426,788        8,833,750       12,260,538

                                          Publishing
    14,600        118,800         133,400    Scholastic Corp.                            894,250        7,276,500        8,170,750

                                          Restaurants and Franchising
    64,300        443,300         507,600    Lone Star Steakhouse & Saloon, Inc.       2,580,038       17,787,413       20,367,451
    36,900        277,800         314,700    Outback Steakhouse, Inc.                  1,190,025        8,959,050       10,149,075
                                                                                    -------------   --------------   --------------
                                                                                       3,770,063       26,746,463       30,516,526

                                          Retail-Department Stores
    14,700        117,600         132,300    Kohl's Corp.                                690,900        5,527,200        6,218,100
    29,000        210,800         239,800    Wal-Mart Stores, Inc.                       714,125        5,190,950        5,905,075
                                                                                    -------------   --------------   --------------
                                                                                       1,405,025       10,718,150       12,123,175

                                          Retail-Miscellaneous
    26,200        197,300         223,500    Barnes & Noble, Inc.                      1,025,075        7,719,363        8,744,438
    34,966        273,749         308,715    Home Depot, Inc.                          1,394,269       10,915,741       12,310,010
    27,000        190,000         217,000    Lowes Companies, Inc.                       897,750        6,317,500        7,215,250
    69,525        497,850         567,375    Office Depot, Inc.                        2,163,966       15,495,581       17,659,547
    53,250        363,000         416,250    Staples, Inc.                             1,364,531        9,301,875       10,666,406
                                                                                    -------------   --------------   --------------
                                                                                       6,845,591       49,750,060       56,595,651

                                          Telecommunications
   135,200        967,200       1,102,400    3Com Corp.                                5,272,800       37,720,800       42,993,600
    63,800        454,000         517,800    Cisco Systems, Inc.                       4,186,875       29,793,750       33,980,625
    50,400        373,600         424,000    DSC Communications Corp.                  2,646,000       19,614,000       22,260,000
    14,500        107,000         121,500    MFS Communications Co.                      641,625        4,734,750        5,376,375
    19,000        131,000         150,000    Motorola, Inc.                            1,420,250        9,792,250       11,212,500
     7,000         50,000          57,000    Nokia Corp. ADR                             485,625        3,468,750        3,954,375
    94,000        730,000         824,000    Tellabs, Inc.                             4,394,500       34,127,500       38,522,000
                                                                                    -------------   --------------   --------------
                                                                                      19,047,675      139,251,800      158,299,475

                                          Telephone Services
    53,000        353,000         406,000    Mobile Tele. Technologies Corp.           1,629,750       10,854,750       12,484,500
    50,000        374,000         424,000    Paging Network, Inc.                        987,500        7,386,500        8,374,000
    65,000        440,000         505,000    Worldcom, Inc.                            2,189,688       14,822,500       17,012,188
                                                                                    -------------   --------------   --------------
                                                                                       4,806,938       33,063,750       37,870,688
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                                          TOTAL COMMON STOCKS                        $86,021,760     $601,753,835     $687,775,595
-----------------------------------------------------------------------------------------------------------------------------------




           FACE AMOUNT (HISTORICAL)          SECURITY                                         MARKET AMOUNT (HISTORICAL)
-----------------------------------------------------------------------------------------------------------------------------------
 Acquired      Acquiring                                                              Acquired        Acquiring
   Fund           Fund          Combined                                                Fund             Fund           Combined
-----------------------------------------------------------------------------------------------------------------------------------

                                          SHORT-TERM INVESTMENTS
                                           Banks
$3,751,000    $31,546,000     $35,297,000    First Trust Money Market Variable Rate  $ 3,751,000     $ 31,546,000     $ 35,297,000
                                                  Time Deposit Account                                                           0
                                                                                                                                 0
                                          Brokerage and Investment                                                               0
 1,161,000              0       1,161,000    Goldman Sachs Master Variable Rate Note   1,161,000                0        1,161,000
                                                                                                                                 0
                                           Diversified Finance                                                                   0
   455,000      1,242,000       1,697,000    Associates Corp. Master Variable Rate Note  455,000        1,242,000        1,697,000
                                                                                                                                 0
                                          U.S. Other Direct Federal Obligations                                                  0
 4,700,000              0       4,700,000    Federal Home Loan Bank, 5.65%, 09-12-95   4,689,673                0                0
         0     16,000,000      16,000,000    Federal Home Loan Bank, 5.72%, 09-07-95           0       15,982,484       15,982,484
         0      9,000,000       9,000,000    Federal Farm Credit Bank, 5.72%, 09-07-95         0        8,990,148        8,990,148
         0     20,000,000      20,000,000    Federal Farm Credit Bank, 5.76%, 09-05-95         0       19,984,278       19,984,278
                                                                                    -------------   --------------   --------------
                                                                                       4,689,673       44,956,910       49,646,583
-----------------------------------------------------------------------------------------------------------------------------------
                                          TOTAL SHORT-TERM INVESTMENTS                10,056,673       77,744,910       87,801,583
-----------------------------------------------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENTS                          $96,078,433     $679,498,745     $775,577,178
-----------------------------------------------------------------------------------------------------------------------------------
                                          COST                                       $55,464,049     $386,840,705     $442,304,754
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

PRO FORMA FOOTNOTES OF MERGER BETWEEN ACQUIRED FUND AND ACQUIRING FUND August 31, 1995 (Unaudited)


1.   GENERAL

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Special Portfolios - Stock Portfolio (Acquired
Fund) by Fortis Growth Fund, Inc. (Acquiring Fund) as if such acquisition had taken place as of the close of business on August 31, 1994.

Under the terms of the Agreement and Plan of Reorganization, the combination of the Acquired Fund and the Acquiring Fund will be taxed as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax-free mergers of investment companies (sometimes referred to as the pooling without restatement method). The acquisition would be accomplished by an acquisition of the net assets of the Acquired Fund in exchange for shares of the Acquiring Fund at net asset value. The statements of assets and liabilities and the related statements of operations of the Acquired Fund and the Acquiring Fund have been combined as of and for the year ended August 31, 1995.

The accompanying pro forma financial statements should be read in conjunction with the financial statements and schedule of investments of the Acquiring Fund which are included in its annual report dated August 31, 1995. The information included in the pro forma financial statements for the Acquired Fund are from a non-fiscal report date of the fund; however, significant accounting information can be found in the Fund's annual report dated October 31, 1995.

The following notes refer to the accompanying pro forma financial statements as if the above mentioned acquisition of the Acquired Fund and the Acquiring Fund had taken place as of the close of business on August 31, 1994.

2.   SIGNIFICANT ACCOUNTING POLICIES

The Acquiring Fund is a Minnesota corporation, registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Acquiring Fund are (a) investments in securities traded on a national securities exchange or on the Nasdaq National Market System are valued at the last reported sales price; listed securities and over-the-counter securities for which no sale was reported are valued at the last reported bid price; short-term investments that have a maturity of 60 days or less are valued at amortized cost, (b) interest income is recorded on the accrual basis, (c) gains or losses on the sale of securities are calculated by using the identified cost method, (d) securities transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date, (e) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; registration costs are deferred and charged to income over the registration period, (f) on a calendar year basis the Fund will generally distribute all of its net investment income and any realized capital gains as required by law, (g) the Acquiring Fund intends to qualify under the Internal Revenue Code as a regulated investment company and, if so qualified, will not have to pay federal income taxes to the extent its taxable net income is distributed.

3.   PRO FORMA ADJUSTMENTS

The accompanying pro forma financial statements reflect changes in fund shares as if the merger had taken place on August 31, 1995, and adjustments made to expenses for duplicated services that would not have been incurred if the merger had taken place as of the close of business on August 31, 1994.

PRO FORMA FOOTNOTES OF MERGER BETWEEN ACQUIRED FUND AND ACQUIRING FUND August 31, 1995 (Unaudited) (continued)


4.   PAYMENTS TO RELATED PARTIES

Fortis Advisers, Inc. is the investment adviser of the Acquiring Fund. Investment advisory and management fees are computed at an annual rate of 1.00% on the first $100 million of average daily net assets, .80% on the next $150 million and .70% of net assets in excess of $250 million. All fees are calculated daily and paid monthly. In addition to the investment advisory and management fee, Classes A, B, C and H pay Fortis Investors, Inc. (Acquiring Fund's principal underwriter) distribution fees equal to .25% (Class A) and 1.00% (Classes B, C and H) of average daily net assets (of the respective classes) on an annual basis, to be used to compensate those who sell shares of the fund and to pay certain other expenses of selling fund shares.